Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 105.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.5%
NMC Opco Ltd. 8.923% (LIBOR03M + 6.000%) due 03/25/2027 «~	AED	2,700	$748
Oi SA
TBD% due 02/26/2035 «		$72	25
1.750% (LIBOR03M) due 02/26/2035 «~		312	109
Telemar Norte Leste SA
TBD% due 02/26/2035 «		20	7
TBD% (LIBOR01Y) due 02/26/2035 «~		225	79
4.557% (LIBOR03M + 1.750%) due 02/26/2035 «~		72	25

Total Loan Participations and Assignments (Cost $969)			993

CORPORATE BONDS & NOTES 75.2%
BANKING & FINANCE 23.8%
1MDB Global Investments Ltd. 4.400% due 03/09/2023		1,000	958
American Tower Corp. 2.950% due 01/15/2051		300	181
Bank Hapoalim BM 3.255% due 01/21/2032 •(d)		200	167
Corsair International Ltd.
5.473% due 01/28/2027 •	EUR	600	551
5.823% due 01/28/2029 •		200	181
GLP Pte. Ltd. 3.875% due 06/04/2025		$300	252
Huarong Universe Investment Holding Ltd. 1.625% due 12/05/2022	EUR	300	281
Kuwait Projects Co. SPC Ltd. 0.000% due 02/23/2027		$600	497
Massachusetts Mutual Life Insurance Co. 3.375% due 04/15/2050		100	68
Republic of Angola Via Avenir Issuer Ireland DAC 6.927% due 02/19/2027		900	810
Temasek Financial Ltd. 2.375% due 08/02/2041		1,000	724
Trust Fibra Uno
6.390% due 01/15/2050		500	351
6.950% due 01/30/2044		300	230

			5,251

INDUSTRIALS 34.7%
Alfa Desarrollo SpA 4.550% due 09/27/2051		199	132
AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		300	244
3.750% due 10/01/2030		300	233
Antofagasta PLC 2.375% due 10/14/2030		200	150
Charter Communications Operating LLC 3.850% due 04/01/2061		300	176
CSN Resources SA 4.625% due 06/10/2031		200	137
DAE Funding LLC 2.625% due 03/20/2025		200	184
Empresa de los Ferrocarriles del Estado 3.068% due 08/18/2050		900	509
GC Treasury Center Co. Ltd. 4.300% due 03/18/2051		400	286
Globe Telecom, Inc. 3.000% due 07/23/2035		700	504
Guara Norte SARL 5.198% due 06/15/2034		843	672
Health & Happiness H&H International Holdings Ltd. 5.625% due 10/24/2024		200	161
JSW Steel Ltd. 5.050% due 04/05/2032		300	214
Melco Resorts Finance Ltd. 5.250% due 04/26/2026		300	211
Metalsa SA de CV 3.750% due 05/04/2031		300	201

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2022 (Unaudited)

OCP SA 5.125% due 06/23/2051		500	320
Oracle Corp. 3.600% due 04/01/2040 (e)		400	272
Petroleos del Peru SA 5.625% due 06/19/2047		800	482
Petroleos Mexicanos
6.375% due 01/23/2045 (e)		1,400	776
6.750% due 09/21/2047		600	335
Prosus NV 3.680% due 01/21/2030		200	150
Stillwater Mining Co. 4.000% due 11/16/2026		200	166
T-Mobile USA, Inc. 3.600% due 11/15/2060 (e)		300	193
Vale SA 0.000% due 12/29/2049 «~(c)	BRL	14,500	960

			7,668

UTILITIES 16.7%
FEL Energy SARL 5.750% due 12/01/2040		$1,130	776
Galaxy Pipeline Assets Bidco Ltd. 2.940% due 09/30/2040		773	590
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039		768	619
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		600	472
Oi SA 10.000% due 07/27/2025		400	119
Peru LNG SRL 5.375% due 03/22/2030		200	158
Poinsettia Finance Ltd. 6.625% due 06/17/2031		837	766
Southern California Edison Co. 2.950% due 02/01/2051 (e)		300	184

			3,684

Total Corporate Bonds & Notes (Cost $20,283)			16,603

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%
Mortimer BTL PLC 3.221% due 06/21/2052 •	GBP	75	83
Primrose Residential DAC 1.430% due 03/24/2061 •	EUR	87	84
Shamrock Residential DAC 1.530% due 12/24/2059 •		82	80
Stratton Mortgage Funding PLC
2.418% due 01/20/2054 ~	GBP	95	104
2.588% due 07/20/2060 •		77	85
Trinity Square PLC 2.496% due 07/15/2059 •		76	85

Total Non-Agency Mortgage-Backed Securities (Cost $612)			521

SOVEREIGN ISSUES 18.6%
Argentina Government International Bond 1.500% due 07/09/2035 þ		$1,500	276
Bahamas Government International Bond 9.000% due 06/16/2029		200	140
Chile Government International Bond 3.100% due 05/07/2041 (e)		600	408
Colombia Government International Bond 4.125% due 02/22/2042		200	114
Colombian TES 6.250% due 11/26/2025	COP	1,980,200	366
Congolese Government International Bond 6.000% due 06/30/2029 þ		$285	244
Emirate of Dubai Government International Bond 3.900% due 09/09/2050		1,500	1,014
Finance Department Government of Sharjah 4.000% due 07/28/2050		200	119
Ghana Government International Bond
7.750% due 04/07/2029		300	115
8.750% due 03/11/2061		200	75
Israel Government International Bond 0.150% due 07/31/2023	ILS	2,000	549
Mexico Government International Bond 5.500% due 03/04/2027	MXN	7,000	295
Poland Government International Bond 2.750% due 04/25/2028	PLN	600	97
Romania Government International Bond 2.000% due 04/14/2033	EUR	300	174

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2022 (Unaudited)

Senegal Government International Bond 6.750% due 03/13/2048	$200	125

Total Sovereign Issues (Cost $4,953)		4,111

SHORT-TERM INSTRUMENTS 4.5%
U.S. TREASURY BILLS 4.5%
2.592% due 10/06/2022 - 12/15/2022 (a)(b)(h)	991	988

Total Short-Term Instruments (Cost $988)		988

Total Investments in Securities (Cost $27,805)		23,216

Total Investments 105.2% (Cost $27,805)		$23,216
Financial Derivative Instruments (f)(g) (0.3)%(Cost or Premiums, net $7)		(63)
Other Assets and Liabilities, net (4.9)%		(1,090)

Net Assets 100.0%		$22,063

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

SOG	2.720%	07/07/2022	10/12/2022	$(334)	$(337)
3.350	09/30/2022	10/31/2022	(1,559)	(1,559)

Total Reverse Repurchase Agreements	$(1,896)

(e)	Securities with an aggregate market value of $1,912 have been pledged as collateral under the terms of master agreements as of September 30, 2022.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(3,378) at a weighted average interest rate of 2.530%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	3-Month COP-IBR Compounded-OIS	9.310%	Quarterly	11/26/2025	COP	1,818,300	$2	$12	$14	$0	$(1)
Receive	6-Month PLN-WIBOR	6.300	Annual	04/25/2028	PLN	600	(4)	8	4	1	0
Receive	28-Day MXN-TIIE	8.180	Lunar	03/04/2027	MXN	6,400	1	12	13	0	(1)

Total Swap Agreements	$(1)	$32	$31	$1	$(1)

Cash of $28 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022.
(g)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2022	GBP	46	$56	$5	$0
12/2022	CNY	1,673	243	8	0
CBK	10/2022	BRL	0	0	0	0
10/2022	24	MXN	498	0	0
11/2022	0	BRL	0	0	0
11/2022	138	PKR	31,769	2	(2)
12/2022	CNH	487	$70	2	0
12/2022	$70	CNY	487	0	(2)
07/2023	ILS	1,960	$564	3	0
GLM	10/2022	MXN	79	4	0	0
10/2022	$410	COP	1,818,600	0	(16)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2022 (Unaudited)

02/2023	COP	1,818,600	$399	15	0
JPM	10/2022	1,818,600	412	19	0
10/2022	MXN	6,423	314	0	(4)
11/2022	EUR	1,197	1,147	0	(30)
11/2022	GBP	201	244	19	0
MBC	10/2022	$4	MXN	79	0	0
12/2022	CNH	1,278	$183	4	0
12/2022	$183	CNY	1,274	0	(4)
02/2023	MXN	79	$4	0	0
MYI	10/2022	PLN	522	110	5	0
11/2022	$22	GBP	20	0	0
12/2022	CNH	576	$82	2	0
12/2022	CNY	1,266	185	7	0
12/2022	$83	CNY	574	0	(2)
SCX	11/2022	AED	2,727	$742	0	0
11/2022	GBP	92	112	9	0
11/2022	$41	PKR	8,949	0	(2)
12/2022	CNH	641	$92	2	0
12/2022	$92	CNY	639	0	(2)
SOG	11/2022	EUR	433	$446	20	0
TOR	10/2022	MXN	498	24	0	0
12/2022	$24	MXN	498	0	0
UAG	11/2022	EUR	1,036	$1,065	47	0
11/2022	$1,170	EUR	1,198	7	0

Total Forward Foreign Currency Contracts	$176	$(64)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	State Oil Company of Azerb	5.000%	Quarterly	06/20/2026	3.857%	$200	$2	$6	$8	$0

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive	RCKM Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(189)	$0	$(183)

Total Swap Agreements	$8	$(183)	$8	$(183)

(h)

Securities with an aggregate market value of $172 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2022 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$993	$993
Corporate Bonds & Notes
Banking & Finance	0	5,251	0	5,251
Industrials	0	6,708	960	7,668
Utilities	0	3,684	0	3,684
Non-Agency Mortgage-Backed Securities	0	521	0	521
Sovereign Issues	0	4,111	0	4,111
Short-Term Instruments
U.S. Treasury Bills	0	988	0	988

Total Investments	$0	$21,263	$1,953	$23,216

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	184	0	184

$0	$185	$0	$185
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(64)	(183)	(247)

$0	$(65)	$(183)	$(248)

Total Financial Derivative Instruments	$0	$120	$(183)	$(63)

Totals	$0	$21,383	$1,770	$23,153

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases(1)	Net Sales/Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(2)

Investments in Securities, at Value
Loan Participations and Assignments	$1,261	$219	$(1,209)	$0	$(99)	$73	$748	$0	$993	$26
Corporate Bonds & Notes
Industrials	1,166	0	(21)	4	0	(189)	0	0	960	(189)

$2,427	$219	$(1,230)	$4	$(99)	$(116)	$748	$0	$1,953	$(163)
Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$0	$(183)	$0	$(183)	$0

Totals	$2,427	$219	$(1,230)	$4	$(99)	$(116)	$565	$0	$1,770	$(163)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$993	Third Party Vendor	Broker Quote	35.000 - 101.750	85.280
Corporate Bonds & Notes
Industrials	960	Reference Instrument	Weighted Average	BRL	37.290	—
Financial Derivative Instruments - Liabilities
Over the counter	$(183)	Indicative Market Quotation	Broker Quote	(32.410)	—

Total	$1,770

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments. The Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

Currency Abbreviations:
AED	UAE Dirham	COP	Colombian Peso	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	PKR	Pakistani Rupee
CNH	Chinese Renminbi (Offshore)	GBP	British Pound	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
IBR	Indicador Bancario de Referencia	LIBOR01Y	1 Year USD-LIBOR	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding